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                                                            EXHIBIT 10.40.1

                                                            EXECUTION COPY

                          RECEIVABLES SALE AGREEMENT


          RECEIVABLES SALE AGREEMENT, dated as of November 15, 1996 (this "AGREEMENT"), among RYKOFF-SEXTON, INC., a Delaware corporation ("RS"), JOHN SEXTON & CO., a Delaware corporation ("SEXTON"), BIGGERS BROTHERS, INC., a Delaware corporation, WHITE SWAN, INC., a Delaware corporation, F.H BEVEVINO
& COMPANY, INC., a Pennsylvania corporation, ROANOKE RESTAURANT SERVICE, INC., a Virginia corporation, KING'S FOODSERVICE, INC., a Kentucky corporation,
US FOODSERVICE OF FLORIDA, INC., a Delaware corporation, and US FOODSERVICE OF ATLANTA, INC., a Delaware corporation (collectively and together with each other Subsidiary of RS from time to time added as a seller hereunder pursuant to Section 9.13, the "SELLERS"); RS FUNDING INC., a Nevada corporation (the "COMPANY"); and US FOODSERVICE INC., a Delaware corporation ("US FOODSERVICE"), in its capacity as servicer (the "SERVICER").


                             W I T N E S S E T H:

          WHEREAS, the Sellers intend to sell Receivables and Receivables Property (both as hereinafter defined) to the Company on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the Company desires to purchase Receivables and Receivables Property from the Sellers on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the Sellers and the Company desire the sale of Receivables and Receivables Property from the Sellers to the Company to be a true sale providing the Company with the full benefits of ownership of the Receivables; and

          WHEREAS, to obtain a portion of the necessary funds to purchase such Receivables and Receivables Property, the Company has entered into the Pooling Agreement and the Series 1996-1 Supplement (both as hereinafter defined).

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


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                                   ARTICLE I
                                  DEFINITIONS

          Section 1.01 CERTAIN DEFINED TERMS. (a) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ABR" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean, for any day, a rate of interest per annum equal to the rate published in the WALL STREET JOURNAL on the immediately following Business Day under the heading "Money Rates" and "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by The Chase Manhattan Bank from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "ADDITIONAL SELLER SUPPLEMENT" means an instrument substantially in the form of Exhibit B hereto pursuant to which a Subsidiary of RS becomes a Seller party hereto.

          "AUTHORIZED OFFICERS" means those officers of the Sellers designated in Schedule I hereto (or in such other Schedule as may be delivered by the Sellers to the other parties hereto from time to time) as duly authorized to execute and deliver this Agreement and any instruments or documents in connection herewith on behalf of the Sellers and to take, from time to time, all other actions on behalf of the Sellers in connection herewith.

          "CLOSING DATE" means the date of the initial issuance of the Investor Certificates.

          "CODE" means the Internal Revenue Code of 1986, and regulations promulgated thereunder or any successor statute and related regulations.

          "CONTRACT" means a contract between any Seller and any Person pursuant to or under which such Person shall be obligated to make payments to such Seller.

          "DISCOUNTED PERCENTAGE" has the meaning specified in Schedule VII hereto.

          "EARLY TERMINATION" has the meaning specified in Section 6.01.


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          "EFFECTIVE DATE" means (i) with respect to each Seller on the date hereof, November __, 1996 and (ii) with respect to each Subsidiary of RS added as a Seller pursuant to Section 9.13 hereof, the Seller Addition Date with respect to each such Subsidiary.

          "ERISA AFFILIATE" means, with respect to any Person, any trade or business (whether or not incorporated) that is a member of a group of which such Person is a member and which is treated as a single employer under
Section 414 of the Internal Revenue Code.

          "EXCLUDED RECEIVABLE" means, subject to Section 10.21 of the Pooling Agreement, the indebtedness and payment obligations of any Person (i) to either RS or Sexton arising from a sale of merchandise or the provision of services by such Seller from its contract and design business, (ii) to the manufacturing division of either RS or Sexton at the manufacturing facilities thereof located in Los Angeles, California, Indianapolis, Indiana or Englewood, New Jersey arising from the sale of products manufactured by such division directly to unaffiliated third parties, (iii) to the Continental Foods operation of Sexton, located in Baltimore, Maryland, (iv) to the Lake Mills, Wisconsin operation or the San Francisco International Cheese Imports operation (located in San Francisco, California) of the San Francisco International Cheese Imports division of RS and (v) to the Olfisco Specialty Products division of Sexton located in Minneapolis, Minnesota; PROVIDED that in the event any Excluded Receivable is included in a Daily Report, for the purposes of Section 2.01 hereof, Section 2.1 of the Pooling Agreement and the definition of "Collections", such receivable shall not be an Excluded Receivable.

          "EXISTING RYKOFF SUBORDINATED NOTE" means the Existing Rykoff Subordinated Note (as defined in the SPC Receivables Sale Agreement).

          "EXISTING RYKOFF SUBORDINATED NOTE AMOUNT" means the sum of (i) the aggregate outstanding principal amount of the Existing Rykoff Subordinated Note and (ii) the amount of accrued and unpaid interest thereon, in each case as of the initial Effective Date.

          "EXISTING USFAR SUBORDINATED NOTE" means the Existing USFAR Subordinated Note (as defined in the SPC Receivables Sale Agreement).

          "EXISTING USFAR SUBORDINATED NOTE AMOUNT" means the sum of (i) the aggregate outstanding principal amount of the Existing USFAR Subordinated Note and (ii) the amount of accrued and unpaid interest thereon, in each case as of the initial Effective Date.

          "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset (including, without limitation, any lien which may arise under PACA, the Packers and Stockyards Act of 1921, as amended, or the Poultry Producers Financial Protection Act of 1987, as amended), (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or other similar right of a third party with respect to such securities; PROVIDED, HOWEVER, that if a lien is imposed under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and


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after the time any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Internal Revenue Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee, any Agent and each Rating Agency written evidence reasonably satisfactory to the Rating Agencies of the release of such lien, or such lien expires pursuant to Section 412(n)(4)(B) of the Internal Revenue Code or Section 302(f)(4)(B) of ERISA.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) and to which such Person or any ERISA Affiliate of such Person (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Internal Revenue
Code) is making or accruing an obligation to make contributions, or has within any of the preceding five years made or accrued an obligation to make contributions.

          "NEW DIVISION" has the meaning specified in Section 9.13.

          "OUTSTANDING SALE PRICE AMOUNT" means, at any time with respect to any Seller, the sum of (i) the aggregate purchase price received by Rykoff Funding or USFAR, as the case may be, from the Company with respect to the aggregate outstanding Principal Amount at such time of the Receivables of such Seller sold to the Company by Rykoff Funding or USFAR, as the case may be, on the initial Effective Date and (ii) the aggregate Purchase Price received by such Seller from the Company with respect to the aggregate outstanding Principal Amount at such time of the Purchased Receivables of such Seller.

          "PAYMENT DATE" has the meaning specified in subsection 2.03(a).

          "PLAN" means, with respect to any Person, any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Internal Revenue Code which is maintained for employees of such Person or any ERISA Affiliate of such Person.

          "POOLING AGREEMENT" means the Pooling Agreement, dated as of the date hereof, among the Company, the Servicer and the Trustee on behalf of the Holders, as such agreement may be amended, supplemented, waived, or otherwise modified from time to time, including, without limitation, the Series 1996-1 Supplement.

          "POTENTIAL PURCHASE TERMINATION EVENT" means any condition or act specified in Section 6.01 that, with the giving of notice or the lapse of time or both, would become a Purchase Termination Event.

          "PURCHASED RECEIVABLE" means, at any time, any Receivable sold to the Company by any Seller pursuant to, and in accordance with the terms of, this Agreement and not theretofore resold to such Seller pursuant to subsection 2.01(b) or Section 2.06.


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          "PURCHASED RECEIVABLES PERCENTAGE" means, with respect to any
Seller as to which RS has submitted a Seller Termination Request, the percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate outstanding Principal Amount of Purchased Receivables sold by such Seller as of the applicable Seller Termination Request Date, and the denominator of which is an amount equal to the aggregate outstanding Principal Amount of all Purchased Receivables as of such date.

          "PURCHASE PRICE" has the meaning specified in Section 2.02.

          "PURCHASE TERMINATION DATE" means, with respect to any Seller, the date on which the Company's obligation to purchase Receivables from such Seller shall terminate, which shall be the date on which an Early Termination occurs with respect to such Seller.

          "PURCHASE TERMINATION EVENT" has the meaning specified in
Section 6.01.

          "RECEIVABLE" means the indebtedness and payment obligations of any Person to a Seller (including, without limitation, obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security) arising from a sale of merchandise or the provision of services by such Seller, including, without limitation, any right to payment for goods sold or for services rendered, and including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto; PROVIDED that, except as otherwise expressly provided, for all purposes hereunder "RECEIVABLES" shall not include Excluded Receivables.

          "RECEIVABLES LIST" has the meaning specified in subsection 2.01(e).

          "RECEIVABLES POOL" means at any time all then outstanding Receivables and Receivables Property.

          "RECEIVABLES PROPERTY" has the meaning specified in Section 2.01.

          "RELATED PROPERTY" means, with respect to each Receivable:

               (a) all of the applicable Seller's interest in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable;

               (b) all other security interests or Liens, and the applicable Seller's interest in the property subject thereto from time to time purporting to secure payment of such Receivable, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

               (c) all guarantees, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;


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in the case of clauses (b) and (c), whether pursuant to the contract related to such Receivable or otherwise or including without limitation, pursuant to any obligations evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security and the proceeds thereof.

          "RELEVANT UCC STATE" means each jurisdiction in which the filing of a UCC financing statement is necessary or desirable to perfect the Company's interest in the Receivables.

          "REPORTABLE EVENT" means any reportable event as defined in
Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Internal Revenue Code).

          "RS PERSONS" means each Seller and each of its Affiliates other than the Company.

          "RS TRANSITION AGREEMENT" means the RS Transition Agreement (as defined in the SPC Receivables Sale Agreement).

          "SEC" means the United States Securities and Exchange Commission.

          "SELLER ADDITION DATE" has the meaning specified in Section 3.02.

          "SELLER ADJUSTMENT PAYMENT" has the meaning specified in Section 2.05.

          "SELLER DIVISION" has the meaning specified in Section 9.13.

          "SELLER REPURCHASE PAYMENT" has the meaning specified in Section 2.06.

          "SELLER TERMINATION REQUEST" has the meaning specified in subsection 9.14(b).

          "SELLER TERMINATION REQUEST DATE" has the meaning specified in subsection 9.14(b).

          "SERIES 1996-1 SUPPLEMENT" means the Series 1996-1 Supplement, dated as of the date hereof, among the Company, the Servicer and the Trustee, to the Pooling Agreement, as each such agreement may be amended, supplemented or otherwise modified from time to time.

          "SUBORDINATED NOTE" has the meaning specified in Section 8.01.

          "UCC CERTIFICATE" means a certificate substantially in the form of Exhibit C hereto.

          "USFAR TRANSITION AGREEMENT" means the USFAR Transition Agreement (as defined in the SPC Receivables Sale Agreement).

          "WITHDRAWAL LIABILITIES" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.


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          (b)  All capitalized terms used herein and not otherwise defined have the meanings assigned such terms in Section 1.1 of the Pooling Agreement.

          Section 1.02. ACCOUNTING AND UCC TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; and all terms used in Article 9 of the UCC that are used but not specifically defined herein are used herein as defined therein.


                                  ARTICLE II
                       PURCHASE AND SALE OF RECEIVABLES

          Section 2.01. PURCHASE AND SALE OF RECEIVABLES. (a) Each of the Sellers hereby sells, assigns, transfers and conveys to the Company, without recourse (except to the limited extent provided herein), all its respective right, title and interest in, to and under (i) all Receivables now existing and hereafter arising from time to time, (ii) all payment and enforcement rights (but none of the obligations) with respect to such Receivables, (iii) all Related Property in respect of such Receivables and (iv) all Collections with respect to the foregoing clauses (i), (ii) and (iii) (the payment and enforcement rights, Related Property and Collections referred to in clauses (ii), (iii) and (iv) above are hereinafter collectively referred to as the "RECEIVABLES PROPERTY").

          (b) On each applicable Effective Date and on the date of creation of each newly created Receivable (but only so long as no Early Termination with respect to the Seller which created such Receivable shall have occurred and be continuing), all of the applicable Seller's right, title and interest in, to and under (i) in the case of each such Effective Date, all then existing Receivables and all Receivables Property in respect of such Receivables and (ii) in the case of each such date of creation, all such newly created Receivables and all Receivables Property in respect of such Receivables shall be immediately and automatically sold, assigned, transferred and conveyed to the Company pursuant to paragraph (a) above without any further action by such Seller or any other Person. If any Seller shall not have received payment from the Company of the Purchase Price for any newly created Receivable and the related Receivables Property on the Payment Date therefor in accordance with the terms of subsection 2.03(b), such newly created Receivable and the Receivables Property with respect thereto shall, upon receipt of notice from the applicable Seller of such failure to receive payment, immediately and automatically be sold, assigned, transferred and reconveyed by the Company to such Seller without any further action by the Company or any other Person.

          (c) The parties to this Agreement intend that the transactions contemplated by subsections 2.01(a) and (b) hereby shall be, and shall be treated as, a purchase by the Company and a sale by the applicable Seller of the Purchased Receivables and the Receivables Property in respect thereof and not a lending transaction. All sales of Receivables and Receivables Property by any Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, any Seller, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Company of any obligation of any Seller or any other Person in connection with the Receivables, the Receivables Property or any agreement or instrument relating thereto, including any obligation to any Obligor. If this Agreement does not


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constitute a valid sale, assignment, transfer and conveyance of all right, title and interest of each Seller in, to and under the Purchased Receivables and the Receivables Property in respect thereof despite the intent of the parties hereto, such Seller hereby grants a "security interest" (as defined in the UCC as in effect in the State of New York) in the Purchased Receivables, the Receivables Property in respect thereof and all proceeds thereof to the Company and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in New York.

          (d) In connection with the foregoing conveyances, each Seller agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and Receivables Property now existing and hereafter acquired by the Company from the Sellers meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the Company's ownership or security interest in the Receivables and Receivables Property, and to deliver evidence of such filings to the Company on or prior to the related Effective Date.

          (e) In connection with the foregoing conveyances, each Seller agrees at its own expense, as agent of the Company, (i) to indicate on the computer files containing a master database of Receivables that all Receivables included in such files and all Receivables Property have been sold to the Company in accordance with this Agreement and (ii) to deliver to the Company computer files, microfiche lists, a typed or printed list or other tangible evidence reasonably acceptable to the Company (the "RECEIVABLES LIST") containing true and complete lists, as of the Cut-Off Date, of the Obligors whose Receivables are to be transferred to the Company on the Effective Date and the balance of the Receivables originated by each such Obligor as of the Cut-Off Date (including the Receivables transferred by USFAR and Rykoff Funding to the Company pursuant to the SPC Receivables Sale Agreement).

          Section 2.02. PURCHASE PRICE. The amount payable by the Company to a Seller (the "PURCHASE PRICE") for Receivables and Receivables Property on any Payment Date under this Agreement shall be equal to the product of (a) the aggregate outstanding Principal Amount of such Receivables as set forth in the applicable Daily Report TIMES (b) the Discounted Percentage with respect to such Seller.

          Section 2.03. PAYMENT OF PURCHASE PRICE. (a) Upon the fulfillment of the conditions set forth in Article III, the Purchase Price for Receivables and the Receivables Property shall be paid or provided for by the Company in the manner provided below on each day for which a Daily Report is delivered to the Company (each such day, a "PAYMENT DATE") in respect of a Reported Day (which Daily Report shall specify, by Seller, the Principal Amount of Receivables being sold on such Payment Date, the aggregate Purchase Price for such Receivables and the components of payment as provided in paragraph (b) below). The Sellers hereby appoint the Servicer as their agent to receive, for allocation by the Servicer to the Sellers, payments of the Purchase Price of the Receivables and the Receivables Property sold to the Company and hereby authorize the Company to make all such payments due to any Seller directly to an account of, or as otherwise directed by, the Servicer. The Servicer hereby accepts and agrees to such appointment. All payments under this Agreement shall be made not later than 3:00 p.m (New York City time) on the date specified therefor in Dollars in same day funds or by check, as the


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                                                                               9


Servicer shall elect, and to the bank account designated in writing by the Servicer to the Company.

          (b) The Purchase Price for Receivables and Receivables Property shall be paid by the Company on each Payment Date as follows:

          (i) by netting the amount of any Seller Adjustment Payments or Seller Repurchase Payments pursuant to Section 2.05 or 2.06 against such Purchase Price;

         (ii) to the extent available for such purpose, in cash from Collections released to the Company pursuant to the Pooling Agreement;

        (iii) to the extent available for such purpose, in cash from the net proceeds of a transfer of interests in Purchased Receivables by the Company to other Persons;

         (iv) at the option of the Company, by means of an addition to the principal amount of the Subordinated Note in an aggregate amount equal to the remaining portion of the Purchase Price; PROVIDED, HOWEVER, that with respect to any Seller, the outstanding principal amount of such Seller's interest in the Subordinated Note shall not at any time exceed 25% of the Outstanding Sale Price Amount with respect to such Seller; PROVIDED FURTHER that the Company may pay the Purchase Price by means of additions to the principal amount of the Subordinated Note only if, at the time of such payment and after giving effect thereto, the fair market value of the Company's assets, including, without limitation, any beneficial interests in or indebtedness of a trust and all Receivables and Receivables Property the Company owns, is greater than the amount of its liabilities including its liabilities on the Subordinated Note and all interest and other fees due and payable under the Pooling Agreement and the other Transaction Documents. Any such addition to the principal amount of the Subordinated Note shall be allocated among the Sellers (PRO RATA according to the Principal Amount of Receivables sold by each Seller) by the Servicer in accordance with the provisions of this subsection 2.03(b)(iv) and
     Section 8.01. The Servicer may evidence such additional principal amounts by recording the date and amount thereof on the grid attached to such Subordinated Note; PROVIDED that the failure to make any such recordation or any error in such grid shall not adversely affect any Seller's rights; and

          (v) in cash from the proceeds of capital contributed by RS to the Company, if any, in respect of its equity interest in the Company.

          (c) The Servicer shall be responsible, in its sole discretion but in accordance with the preceding subsection 2.03(b), for allocating among the Sellers the payment of the Purchase Price for Receivables and any amounts netted therefrom pursuant to subsection 2.03(b)(i), which allocation shall be, subject to the first proviso contained in subsection 2.03(b)(iv), either in the form of cash received from the Company or as an addition to the principal amount of a Seller's interest in the Subordinated Note.


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                                                                              10


          (d) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Amounts not paid when due in accordance with the terms of this Agreement shall bear interest at a rate equal at all times to the ABR PLUS 4%, payable on demand.

          Section 2.04. NO REPURCHASE. Except to the extent expressly set forth herein, no Seller shall have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Company any Purchased Receivables or Receivables Property or to rescind or otherwise retroactively affect any purchase of any Purchased Receivables or Receivables Property after the Payment Date relating thereto.

          Section 2.05. REBATES, ADJUSTMENTS, RETURNS AND REDUCTIONS; MODIFICATIONS. From time to time, a Seller may make Dilution Adjustments to Receivables in accordance with this Section 2.05 and subsection 5.03(c). The Sellers, jointly and severally, agree to pay to the Company in cash, on the first Business Day immediately succeeding the date of the grant of any Dilution Adjustment (regardless of which Seller shall have granted such Dilution Adjustment), the amount of any such Dilution Adjustment (a "SELLER ADJUSTMENT PAYMENT"); PROVIDED that, prior to the occurrence of any Early Termination with respect to all Sellers, any such Seller Adjustment Payment due to the Company on any Payment Date shall, on such Payment Date, be netted against the Purchase Price of newly created Receivables in accordance with subsection 2.03(b)(i) to the extent of such Purchase Price and the remaining amount of such Seller Adjustment Payment due to the Company after such netting, if any, shall be paid to the Company on such date in cash. The amount of any Dilution Adjustment made on any Reported Day shall be set forth on the Daily Report prepared with respect to such Reported Day.

          Section 2.06.  LIMITED REPURCHASE OBLIGATION.  In the event that
(i) any representation or warranty contained in Section 4.02 in respect of any Receivable transferred to the Company is not true and correct in any material respect on the applicable Payment Date, or (ii) there is a breach of any covenant contained in subsection 5.01(d), (g) or (h) or Section 5.03 with respect to any Receivable and such breach has a material adverse effect on the Company's interest in such Receivable or (iii) the Company's interest in any Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or any failure to take action by, any Seller, then the Sellers, jointly and severally, agree to pay to the Company in cash an amount equal to the Purchase Price of such Receivable (whether the Company paid such Purchase Price in cash or otherwise) less Collections received by the Company in respect of such Receivable, regardless of which Seller shall have been responsible for such incorrectness or breach, such payment to occur no later than the Payment Date occurring on the 30th day (or, if such 30th day is not a Payment Date, on the Payment Date immediately succeeding such 30th day) after the day such breach or incorrectness becomes known (or should have become known with due diligence) to any Seller (unless such breach or incorrectness shall have been cured on or before such day); PROVIDED that, prior to any Early Termination with respect to all Sellers, any such payment due and owing to the Company on such Payment Date shall be netted against the Purchase Price of newly created Receivables in accordance with subsection 2.03(b)(i) to the extent of such Purchase Price and the remaining amount of such payment due to the Company after such netting, if any, shall be paid to the Company in cash to the extent still unpaid on such Payment Date. Any payment by any Seller pursuant to this Section


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                                                                              11


2.06 is referred to as a "SELLER REPURCHASE PAYMENT". The obligation to reacquire any Receivable shall, upon satisfaction thereof, constitute the sole remedy respecting the event giving rise to such obligation available to the Company. Simultaneously with any Seller Repurchase Payment with respect to any Receivable, such Receivable and the Receivables Property with respect thereto shall immediately and automatically be sold, assigned, transferred and conveyed by the Company to the applicable Seller without any further action by the Company or any other Person.

          Section 2.07. OBLIGATIONS UNAFFECTED. The obligations of the Sellers to the Company under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable or any sale of a Receivable.

          Section 2.08. CERTAIN CHARGES. Each Seller and the Company agree that late charge revenue, reversals of discounts, other fees and charges and other similar items, whenever created, accrued in respect of Purchased Receivables shall be the property of the Company notwithstanding the occurrence of an Early Termination and all Collections with respect thereto shall continue to be allocated and treated as Collections in respect of Purchased Receivables.

          Section 2.09. CERTAIN ALLOCATIONS. The Sellers hereby agree that, following the occurrence of an Early Termination, all Collections and other proceeds received in respect of Receivables generated by the Sellers shall be applied, FIRST, to pay the outstanding Principal Amount of Purchased Receivables (as of the date of such Early Termination) of the Obligor to whom such Collections are attributable until such Purchased Receivables are paid in full and, SECOND, to the related Seller to pay Receivables of such Obligor not sold to the Company; PROVIDED, HOWEVER, that notwithstanding the foregoing, if an Obligor indicates that a particular Collection be applied to a specific Receivable of such Obligor, then such Collection shall be applied to pay such Receivable.

          Section 2.10. FURTHER ASSURANCES. From time to time at the request of a Seller, the Company shall deliver to such Seller such documents, assignments, releases and instruments of termination as such Seller may reasonably request to evidence the reconveyance by the Company to such Seller of a Receivable pursuant to the terms of Section 2.01(b) or 2.06, PROVIDED that the Company shall have been paid all amounts due thereunder; and the Company and the Servicer shall take such action as such Seller may reasonably request, at the expense of such Seller, to assure that any such Receivable, the Related Property and Collections with respect thereto do not remain commingled with other Collections hereunder.

          Section 2.11. PURCHASE OF SELLERS' INTEREST IN RECEIVABLES AND RECEIVABLES PROPERTY. (a) In the event of any breach of any of the representations and warranties set forth in subsection 4.02(a), (b), (c),
(e), (f) or (g), as of the date made, which breach has a material adverse effect on the interests of the Company in the Receivables or the Receivables Property, then the Company, by notice then given in writing to the Sellers, may direct the Sellers to purchase all Receivables and Receivables Property and the Sellers, jointly and severally, shall be obligated to make such purchase on the next Distribution Date occurring at least five Business Days after receipt of such notice on the terms and conditions set forth in subsection 2.11(b) below; PROVIDED, HOWEVER, that no such purchase shall be required to be made if, by such Distribution Date, the representations and warranties contained in subsections 4.02(a), (b), (c), (e), (f) or (g) shall be true and correct in all material respects, and any material adverse effect on the Company caused thereby has been cured.

          (b) The Sellers, jointly and severally, shall, as the purchase price for the Receivables and Receivables Property to be purchased pursuant to subsection 2.11(a) above, pay to the Company, on the Business Day preceding such Distribution Date, an amount equal to the purchase price of the Purchased Receivables, less Collections received by the Company in respect of such Purchased Receivables, as of such Distribution Date. Upon payment of such amount, in immediately available funds, to the Company, the Company's rights with respect to the Purchased Receivables shall terminate and such interest therein will be transferred to the Sellers and the Company shall have no further rights with respect thereto. If the Company gives notice directing the Sellers to purchase the Purchased Receivables as provided above, the obligation of the Sellers to purchase the Purchased Receivables pursuant to this Section 2.11 shall upon satisfaction thereof constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.11 available to the Company.

                                   ARTICLE III
                             CONDITIONS TO PURCHASES

          Section 3.01. CONDITIONS PRECEDENT TO COMPANY'S INITIAL PURCHASE. The obligation of the Company to purchase Receivables and Receivables Property hereunder on the Effective Date from the Sellers is subject to the conditions precedent that the Company shall have received on or before the date of such purchase the following, each (unless otherwise indicated) dated the day of such sale and in form and substance satisfactory to the Company:

          (a) RESOLUTIONS. Copies of the resolutions of the Board of Directors of each Seller approving this Agreement and the other Transaction Documents to be delivered by such Seller and the transactions contemplated thereby, certified by the Secretary or Assistant Secretary of such Seller;

          (b) SECRETARY'S CERTIFICATE. A certificate of the Secretary or Assistant Secretary of each Seller certifying the names and true signatures of the officers authorized on behalf of such Seller to sign this Agreement and the other Transaction Documents to be delivered by it (on which certificates the Company may conclusively rely until such time as the

     Company shall receive from any such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (b));

          (c) CORPORATE DOCUMENTS. The certificate or articles of incorporation of each Seller, duly certified by the secretary of state of such Seller's jurisdiction of incorporation, as of a recent date acceptable to the Company, together with a copy of the by-laws of such Seller, duly certified by the Secretary or an Assistant Secretary of such Seller;

          (d) UCC CERTIFICATE; UCC FINANCING STATEMENTS. (i) A UCC Certificate duly executed by a Responsible Officer of the applicable Seller and dated such date of purchase and (ii) executed copies of such proper financing statements, filed prior to the Closing Date, naming the applicable Seller as the seller and the Company as the purchaser of the Receivables and the Receivables Property, in proper form for filing in each jurisdiction in which the Company (or any of its assignees) deems it necessary or desirable to perfect the Company's ownership interest in all Receivables and Receivables Property under the UCC or any comparable law of such jurisdiction;

          (e) UCC SEARCHES. A written search report listing all effective financing statements that name the applicable Seller as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to subsection 3.01(d) and in any other jurisdictions that the Company determines are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in subsection 3.01(d) and those filed prior to the date hereof pursuant to the Original Rykoff RSA or the USFAR RSA, shall cover any Receivables or Receivables Property), and tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents;

          (f) OTHER TRANSACTION DOCUMENTS. Original copies, executed by each of the parties thereto, of each of the other Transaction Documents to be executed and delivered in connection herewith;

          (g) BACK-UP SERVICING ARRANGEMENTS. Evidence that each Seller maintains disaster recovery systems and back-up computer and other information management systems that, in the Company's reasonable judgment, are sufficient to protect such Seller's business against material interruption or loss or destruction of its primary computer and information management systems.

          (h) CONSENTS. Copies of all consents, if any (including, without limitation, consents under loan agreements and indentures to which any Seller or its Affiliates are parties), necessary to consummate the transactions contemplated by the Transaction Documents;

          (i) LEGAL OPINIONS. (i) One or more legal opinions from counsel to the Sellers and counsel to the Company to the effect that:

               (A) the sales of Receivables by each Seller to the Company pursuant to this Agreement are true sales and that such Receivables would not be property of such Seller's bankruptcy estate; and

               (B) a court should not order the substantive consolidation of the assets and liabilities of the Company with those of any Seller.

          (ii) One or more legal opinions from counsel to the Sellers and counsel to the Company:

               (A) to the effect that each Seller and the Company, as applicable, has all approvals, judicial, regulatory, legal or otherwise, needed to execute, deliver and perform each Transaction Document to which it is a party and that no conflict or default will occur as a result of the execution, delivery and performance thereof;

               (B) to the effect that the Company has a perfected, first priority ownership or security interest in the Receivables and Receivables Property; and

                (C)  addressing other customary matters.

     All of the legal opinions referred to in this subsection 3.01(i) shall be addressed to the Trustee and any other Person reasonably requested by the Company.

          (j) LOCKBOX AGREEMENT. With respect to each Lockbox Processor, a Lockbox Agreement (or, in the case of the initial Effective Date, an amendment to the applicable existing lockbox agreement) signed by the Servicer, the Company, the Trustee and such Lockbox Processor, such Lockbox Agreement (or amended lockbox agreement, as the case may be) to be in substantially the form of Exhibit A-1, A-2A or A-2B to the Pooling Agreement.

          (k)  LIST OF OBLIGORS.  A Receivables List.

          Section 3.02. CONDITIONS PRECEDENT TO THE ADDITION OF A SELLER. No Subsidiary of RS approved by the Company as an additional Seller pursuant to
Section 9.13 shall be added as a Seller hereunder unless the conditions set forth below shall have been satisfied on or before the date designated for the addition of such Seller (the "SELLER ADDITION DATE"):

          (a) ADDITIONAL SELLER SUPPLEMENT; UCC CERTIFICATE. The Company shall have received (with a copy for the Trustee) (i) an Additional Seller Supplement duly executed and delivered by such Seller and (ii) a UCC Certificate duly executed by a Responsible Officer of such Seller and dated the related Seller Addition Date.

          (b) RESOLUTIONS. The Company shall have received copies of duly adopted resolutions of the Board of Directors of such Seller as in effect on the related Seller Addition Date and in form and substance reasonably satisfactory to the Company, authorizing this Agreement, the documents to be delivered by such Seller hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of such Seller.

          (c) SECRETARY'S CERTIFICATE. The Company shall have received duly executed certificates of the Secretary or an Assistant Secretary of such Seller, dated the related Seller Addition Date and in form and substance reasonably satisfactory to the Company, certifying the names and true signatures of the officers authorized on behalf of such Seller to sign the Additional Seller Supplement or any instruments or documents in connection with this Agreement.

          (d) CORPORATE DOCUMENTS. The Company shall have received the certificate or articles of incorporation of such Seller, duly certified by the secretary of state of such Seller's jurisdiction of incorporation, as of a recent date acceptable to the Company, together with a copy of the by-laws of such Seller, duly certified by the Secretary or an Assistant Secretary of such Seller;

          (e) LOCKBOX AGREEMENT. A Lockbox Account with respect to Receivables to be sold by such Seller shall have been established in the name of the Company, and the Servicer shall have delivered with respect to such Lockbox Account a Lockbox Agreement signed by it, the Company and the Trustee to the applicable Lockbox Processor, such Lockbox Agreement to be in substantially the form of Exhibit A-1, A-2A or A-2B to the Pooling Agreement.

          (f) UCC SEARCHES. The Company shall have received reports of UCC and other searches of such Seller with respect to the Receivables and the Receivables Property reflecting the absence of Liens thereon, except Liens created in connection with a transfer by the Company of such Purchased Receivables and except for Liens as to which the Company has received UCC termination statements to be filed on or prior to the related Seller Addition Date.

          (g) UCC FINANCING STATEMENTS. Such Seller shall have filed and recorded, at its own expense, UCC-1 financing statements naming the Company as purchaser and such Seller as seller with respect to the Receivables and the Receivables Property (excluding returned merchandise) in such manner and in such jurisdictions as are necessary or desirable to perfect the Company's ownership or security interest therein under the UCC and delivered evidence of such filings to the Company; and all other action necessary or desirable, in the opinion of the Company, to perfect the Company's ownership or security interest in the Receivables shall have been duly taken.

          (h) LIST OF OBLIGORS. Such Seller shall have delivered to the Company a microfiche, a typed or printed list or other tangible evidence reasonably acceptable to the Company showing as of a date acceptable to the Company prior to the related Seller Addition Date the Obligors whose Receivables are to be transferred to the Company and the balance of the Receivables with respect to each such Obligor as of such date.

          (i) OPINIONS. The Company shall have received (i) legal opinions on behalf of such Seller as to general corporate matters of such Seller (including, without limitation, an opinion as to the perfection and priority of the Company's interest in the Purchased Receivables) and
     (ii) confirmation (A) as to the "true sale" nature of the sale of Receivables of such Seller hereunder and (B) as to the absence of substantive consolidation issues between such Seller, US Foodservice and RS on the one hand and the Company on the other hand, all in form and substance reasonably satisfactory to the Company. Such legal opinions and confirmation shall be addressed to the Trustee and any other Person reasonably requested by the Company.

          (j) BACK-UP SERVICING ARRANGEMENTS. The Company shall have received evidence that such Seller maintains disaster recovery systems and back-up computer and other information management systems that, in the Company's reasonable judgment, are sufficient to protect such Seller's business against material interruption or loss or destruction of its primary computer and information management systems.

          (k) CONSENTS. The Company shall have received copies of all consents with respect to such Seller, if any (including, without limitation, consents under loan agreements and indentures to which such Seller or its Affiliates are parties), necessary to consummate the transactions contemplated by the Transaction Documents;

          (l) PARTY TO SERVICING AGREEMENT. Such additional Seller shall have become a party to the Servicing Agreement in its capacity as a Sub-Servicer thereunder.

          Section 3.03. CONDITIONS PRECEDENT TO ALL THE COMPANY'S PURCHASES OF RECEIVABLES. The obligation of the Company to pay for any Receivable and the Receivables Property with respect thereto on each Payment Date (including the Effective Date) shall be subject to the further conditions precedent that, on and as of such Payment Date:

          (a) the following statements shall be true (and the acceptance by the relevant Seller of the Purchase Price for such Receivable on such Payment Date shall constitute a representation and warranty by such Seller that on such Payment Date such statements are true):

                (i) the representations and warranties of such Seller contained in Section 4.02 shall be true and correct in all material respects on and as of such Payment Date as though made on and as of such date except to the extent any such representation or warranty is expressly made only as of another date (in which case it shall be true and correct in all material respects on and as of such other date);

               (ii) after giving effect to such purchase, no (A) Early Termination with respect to such Seller or (B) Potential Purchase Termination Event with respect to a Purchase Termination Event set forth in clause (g)(ii) of Section 6.01 shall have occurred and be continuing; and

              (iii) there has been no material adverse change since the date of this Agreement in the collectibility of the Receivables taken as a whole (other than due to a change in the creditworthiness of the Obligors);

          (b) the Company and the Trustee shall be satisfied that such Seller's systems, procedures and record keeping relating to the Purchased Receivables remain in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Purchased Receivables in accordance with the terms and intent of this Agreement;

          (c) the Company shall have received payment in full of all amounts for which payment is due from such Seller pursuant to Sections 2.05, 2.06 or 7.01;

          (d) the Company shall have received such other approvals, opinions or documents as the Company may reasonably request; and

          (e) such Seller shall have complied with all of its covenants in all material respects and satisfied all of its obligations in all material respects under this Agreement required to be complied with or satisfied as of such date;

PROVIDED, HOWEVER, that the failure of such Seller to satisfy any of the foregoing conditions shall not prevent such Seller from subsequently selling Receivables upon satisfaction of all such conditions or exercising its rights under subsection 2.01(b).

          Section 3.04. CONDITION PRECEDENT TO EACH SELLER'S OBLIGATIONS. The obligation of a Seller on each Payment Date (including on the Effective Date) shall be subject to the condition precedent that, on such date, the following statement shall be true (and the payment by the Company of the Purchase Price for such Receivable on such date shall constitute a representation and warranty by the Company that on such Payment Date such statement is true): no Early Amortization Event or Potential Early Amortization Event of a type, with respect to the Company, set forth in subsection 7.1(a) of the Pooling Agreement shall have occurred and be continuing.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

          Section 4.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as to itself for the benefit of the Sellers as follows:

          (a) It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect, (ii) has the requisite corporate power and authority to effect the transactions contemplated hereby, and (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted.

          (b) The execution, delivery and performance by it of this Agreement and all instruments and documents to be delivered hereunder by it, and the transactions contemplated hereby and thereby, (i) are within its corporate powers, have been duly authorized by all necessary corporate action, including the consent of shareholders where required, and do not
     (A) contravene its charter or by-laws, (B) violate any law or regulation or any order or decree of any court or governmental instrumentality,
     (C) conflict with or result in the breach of, or constitute a default under, any indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on or affecting it or any of its respective subsidiaries or any of its properties or (D) result in or require the creation or imposition of any Lien EXCEPT as created or imposed hereunder or under the Pooling Agreement, and no transaction contemplated hereby requires compliance on its part with any bulk sales act or similar law, and (ii) do not require the consent of, authorization by or approval of or notice to or filing or registration with, any governmental body, agency, authority, regulatory body or any other Person other than those which have been obtained or made EXCEPT for the filing of the Financing Statements referred to in ARTICLE III hereof, which filings the Sellers hereby represent shall have been duly made prior to or substantially contemporaneously with any purchases of Receivables and other Receivables Property and shall at all times be in full force and effect (except as they may be terminated by the Company). This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except
     (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          Section 4.02. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each Seller hereby represents and warrants for the benefit of the Company and its assigns on the Closing Date and on each Payment Date, as follows:

          (a) ORGANIZATION AND GOOD STANDING. Such Seller (i) is a corporation duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, (ii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect and (iii) and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) DUE QUALIFICATION. Such Seller has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and where the failure to preserve and maintain such qualification, licenses or approvals is reasonably likely to have a Material Adverse Effect.

          (c) DUE AUTHORIZATION. The execution and delivery of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions provided for therein have been duly authorized by such Seller by all necessary corporate action on its part.

          (d) NO DEFAULT. Such Seller is not in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably likely to have a Material Adverse Effect with respect to such Seller. No (i) Early Termination or (ii) Potential Purchase Termination Event with respect to a Purchase Termination Event set forth in clause
     (g)(ii) of Section 6.01, in each case with respect to such Seller, has occurred and is continuing.

          (e) VALID SALE; BINDING OBLIGATIONS. Each transfer of Receivables and Receivables Property made pursuant to this Agreement shall constitute a valid sale, transfer and assignment of the Receivables and the Receivables Property to the Company which is perfected and of first priority under applicable law, enforceable against creditors of, and purchasers from, such Seller; and this Agreement constitutes, and each other Transaction Document to be signed by such Seller when duly executed and delivered will constitute, an enforceable obligation of such Seller in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (f) NO VIOLATION. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles or certificate of incorporation or by-laws of such Seller or any contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which such Seller is a party or by which such Seller or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents, or (iii) violate any law or any order, rule, or regulation of any court or of any federal, state, local or other regulatory body, administrative agency, or other governmental instrumentality of the United States of America having jurisdiction over such Seller or any of its properties.

          (g) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the knowledge of such Seller, threatened against such Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of such Seller, would materially and adversely affect the performance by such Seller of its obligations under this Agreement or any other Transaction Document or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document.

          (h) BULK SALES ACT. No transaction contemplated by this Agreement or any other Transaction Document with respect to such Seller requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

          (i) GOVERNMENT APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body in the United States of America is required for the due execution, delivery and performance by such Seller of this Agreement or any other Transaction Document to which it is a party EXCEPT for the filing of the UCC financing statements referred to in Article III, all of which, at the time required in Article III, shall have been duly made and shall be in full force and effect.

          (j) BONA FIDE RECEIVABLES. Each Receivable of such Seller is or will be an account receivable arising out of such Seller's performance in accordance with the terms of the Contract, if any, giving rise to such Receivable. Such Seller has no knowledge of any fact which should have led it to expect at the time of its classification of any Receivable as an Eligible Receivable hereunder that such Eligible Receivable would not be paid in full when due. Each Receivable sold by it hereunder and designated on a Daily Report to be an Eligible Receivable will be, at its respective Payment Date, an Eligible Receivable. The aggregate outstanding Principal Amount of Receivables so sold by it on any Payment Date and so designated as Eligible Receivables is correctly set forth on the Daily Report with respect to such Payment Date.

          (k) OFFICE. The principal place of business and the chief executive office of such Seller are as indicated for such Seller on Schedule II hereto and have not changed during the period of four consecutive months ending on such date (unless otherwise indicated on the UCC Certificate delivered by such Seller pursuant to subsection 3.01(d) or 3.02(a), as the case may be), and the offices where such Seller keeps its records concerning the Receivables and related Contracts and all purchase orders and other agreements related to the Receivables are as indicated for such Seller on Schedule II hereto (or at such other locations, notified to the Company in accordance with Section 5.01(i), in jurisdictions where all action required by subsection 5.01(p) has been taken and completed).

          (l) MARGIN REGULATIONS. No use of any funds obtained by such Seller under this Agreement or the other Transaction Documents will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

          (m) QUALITY OF TITLE. Each Seller is the legal and beneficial owner of each Receivable and all Receivables Property which is to be transferred to the Company by such Seller, and such Receivables and Receivables Property shall be transferred by such Seller free and clear of any Lien (other than any Lien arising under any other Transaction Document, the Original Rykoff
     RSA or the USFAR RSA, or arising solely as the result of any action taken by the Company hereunder); prior to such transfer such Seller shall have made all filings under applicable law in each relevant jurisdiction in order to protect and perfect the Company's ownership or security interest in all Receivables and Receivables Property against all creditors of, and purchasers from, such Seller; and the Company shall have acquired and shall continue to have maintained a valid and perfected first priority ownership or security interest in each Receivable and the Receivables Property free and clear of any Lien
     (other than any Lien arising under the Original Rykoff RSA or the USFAR RSA, or arising solely as the result of any action taken by the Company hereunder or by the Trustee); and no effective financing statement or other instrument similar in effect covering any Receivable, any interest therein or any Receivables Property with respect thereto is on file in any recording office except such as may be filed in favor of (i) such Seller in accordance with the Contracts, (ii) Rykoff Funding pursuant to the Original Rykoff RSA and the Trustee (as defined therein) pursuant to the Pooling Agreement (as defined in the Original Rykoff RSA), (iii)
     USFAR pursuant to the USFAR RSA and the Trustee (as defined therein) pursuant to the Pooling Agreement (as defined in the USFAR RSA), (iv) the Company pursuant to this Agreement and (v) the Trustee pursuant to the Pooling Agreement.

          (n) ACCURACY OF INFORMATION. All factual written information heretofore or contemporaneously furnished by such Seller or its Affiliates (other than the Company) to the Company for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual, written information hereafter furnished (if prepared by such Seller or any Affiliate or, if not prepared by such Seller or any Affiliate, to the extent that information contained therein was supplied by such Seller or any Affiliate) by such Seller or any Affiliate (other than the Company) to the Company pursuant to or in connection with any Transaction Document shall be, true and accurate in every material respect on the date as of which such information is or will be furnished (unless such information relates to another date), and such information is not, and shall not be (as the case may be) incomplete by omitting to state a material fact or any fact necessary to make the statements contained therein not misleading as of such date.

          (o) PROCEEDS BANKS; PAYMENT INSTRUCTIONS. The names and addresses of all the Lockbox Processors, together with the account numbers of the Lockbox Accounts into which collections are deposited at such institutions, are specified in Schedule III. The Sellers have transferred all of their right, title and interest in each Lockbox Account to the Company. Each Lockbox Processor has executed and delivered to the Company a Lockbox Agreement. Each Seller, or the Servicer on its behalf, will instruct all Obligors to make all payments in respect of the Receivables and Related Property in accordance with subsection 2.3(a) of the Servicing Agreement.

          (p) VALID TRANSFERS. No transfer of any Receivables or any Receivables Property to the Company by such Seller constitutes a fraudulent transfer or fraudulent conveyance or is otherwise void or voidable under similar laws or principles, the doctrine of equitable subordination or for any other reason. The transfers of Receivables and Receivables Property by such Seller to the Company pursuant to this Agreement, and all other transactions between such Seller and the Company, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of such Seller, and such Seller acknowledges that it has received and will receive fair consideration and reasonably equivalent value for the purchases by the Company of Receivables and Receivables Property hereunder. The purchase of Receivables and Receivables Property by the Company from such Seller constitutes a true sale of such Receivables and Receivables Property under applicable state law.

          (q) TRADE NAMES. Such Seller uses no trade name in the furnishing of its products or services which generate Receivables other than its actual corporate name and the trade names set forth for such Seller in Schedule II and in the case of trade names, only in the jurisdictions indicated on
     Schedule II. During the five years preceding the date hereof, except as set forth in Schedule II and in the case of trade names, only in the jurisdictions indicated on Schedule II, (i) such Seller has not been known by any legal name or trade name other than its corporate name, (ii) nor has such Seller been the subject of any merger or other corporate reorganization within the last five years.

          (r) COMPLIANCE WITH APPLICABLE LAWS. Such Seller is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (federal, state, local or foreign, and including, without limitation, environmental laws), a breach of any of which, individually or in the aggregate, would be reasonably likely either
     (i) to have a material adverse effect on (A) the business, operations, business prospects or condition (financial or other) of such Seller or (B) the ability of such Seller to perform its obligations under this Agreement and the other Transaction Documents, or (ii) to impair the collectibility of any Receivables or any Receivables Property or the enforceability or validity of any Contract.

          (s) TAXES. Such Seller has filed all tax returns (federal, state and local) required by law to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from such Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings. Such Seller knows of no basis for any material additional tax assessment for any fiscal year for which adequate reserves have not been established.

          (t) ACCOUNTING TREATMENT. Such Seller will not prepare any financial statements that shall account for the transactions contemplated hereby in a manner which is, nor will it in any other respect (except for tax purposes) account for the transactions contemplated hereby in a manner which is, inconsistent with the Company's ownership interest in the Receivables and Receivables Property.

          (u)  ERISA MATTERS.

                (i) Except as specifically disclosed in Schedule VIII hereto, such Seller and each of its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to each Plan of such Seller or any of its ERISA Affiliates, except for such noncompliance which could not reasonably be expected to result in a Material Adverse Effect with respect to such Seller.

               (ii) No Reportable Event has occurred as to which such Seller or any of its ERISA Affiliates was required to file a report with the PBGC, other than reports for which the 30-day notice requirement is waived, reports that have been filed and reports the failure of which to file would not reasonably be expected to result in a Material Adverse Effect with respect to such Seller.

              (iii) Except as specifically disclosed in Schedule VIII hereto, as of the Effective Date, the present value of all benefit liabilities under each Plan of such Seller or any of its ERISA Affiliates (on an ongoing basis and based on those assumptions used to fund such Plan) did not, as of the last valuation report applicable thereto, exceed the value of the assets of such Plan, except to the extent that such excess would not have a Material Adverse Effect with respect to such Seller.

               (iv) Neither such Seller nor any of its ERISA Affiliates has incurred any Withdrawal Liability that could reasonably be expected to result in a Material Adverse Effect with respect to such Seller.

                (v) Neither such Seller nor any of its ERISA Affiliates has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, or that a reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect with respect to such Seller.

          (v) CREDIT AND COLLECTION POLICIES. Schedule IV accurately describes such Seller's Policies relating to Contracts and Receivables in effect on the Closing Date.

          (w) SOLVENCY. Both prior to and after giving effect to the transactions contemplated by the Transaction Documents, (i) the assets of such Seller, at fair valuation, will exceed its liabilities (including contingent liabilities), (ii) the capital of such Seller will not be unreasonably small to conduct its business, and (iii) such Seller will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature.

          (x) INVESTMENT COMPANY ACT. Neither such Seller nor any of such Seller's Subsidiaries is (i) an "investment company" registered or required to be registered under the 1940 Act, or (ii) a "holding company", or a "subsidiary company" or an "affiliate" of a

     "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (y) OWNERSHIP. All of the issued and outstanding capital stock of such Seller (other than RS) is owned, directly or indirectly, by RS.

          (z) INDEBTEDNESS TO COMPANY. Immediately prior to consummation of the transactions contemplated hereby on the Effective Date, such Seller had no outstanding Indebtedness to the Company other than amounts permitted by this Agreement or amounts outstanding under the Subordinated Note.

          (aa) RECEIVABLES DOCUMENTS. Upon the delivery, if any, by such Seller to the Company of licenses, rights, computer programs, related materials, computer tapes, disks, cassettes and data relating to the administration of the Purchased Receivables pursuant to subsection 5.01(r), the Company shall have been furnished with all materials and data necessary to permit immediate collection of the Purchased Receivables without the participation of such Seller in such collection.

          (bb) RECEIVABLES LISTS. The Receivables Lists set forth in all material respects an accurate and complete listing as of the Cut-Off Date of all Receivables to be transferred to the Company on the Effective Date and the information contained therein with respect to the identity and Principal Amount of each such Receivable is true and correct in all material respects as of the Cut-Off Date.

          (cc) BUSINESS OF SELLERS. Such Seller (i) is not engaged in the business of purchasing "livestock" in "cash sales" (each as defined in the Packers and Stockyards Act of 1921, as amended) and (ii) is not a "live poultry dealer" that obtains "poultry" by purchase in "cash sales" or by "poultry growing arrangement" (each as defined in the Poultry Producers Financial Protection Act of 1987).

          The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the respective Receivables to the Company pursuant to this Agreement. Each Seller hereby represents and warrants to the Company, as of the Effective Date and each Payment Date, that the representations and warranties of such Seller set forth in Section 4.02 are true and correct as of such date. Upon discovery by any Seller or the Company of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.


                                    ARTICLE V
                                GENERAL COVENANTS

          Section 5.01. AFFIRMATIVE COVENANTS OF THE SELLERS. Each Seller covenants that, until the Purchase Termination Date shall have occurred with respect to such Seller and there are no amounts outstanding with respect to the Purchased Receivables previously sold by such Seller to the Company (other than Charged-off Receivables):

          (a) PRESERVATION OF CORPORATE EXISTENCE AND NAME. Such Seller will preserve and maintain in all material respects its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could have a Material Adverse Effect with respect to such Seller.

          (b) MAINTENANCE OF PROPERTY. Such Seller will keep all property and assets useful and necessary in its business in good working order and condition (normal wear and tear excepted).

          (c) DELIVERY OF COLLECTIONS. In the event that such Seller receives Collections, such Seller agrees to pay to the applicable Lockbox Account, the Collection Concentration Account or the Collection Account all payments received by such Seller in respect of the Receivables as soon as practicable after receipt thereof by such Seller.

          (d) COMPLIANCE WITH LAWS, ETC. Such Seller shall comply in all material respects with all applicable laws, rules, regulations and orders applicable to the Receivables and the Receivables Property, including, without limitation, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy, where failure to so comply could reasonably be expected to have a materially adverse impact on the amount of Collections thereunder.

          (e) VISITATION RIGHTS. At any reasonable time during normal business hours and from time to time, such Seller shall permit (i) the Company, or any of its agents or representatives, (A) to examine and make copies of and abstracts from the records, books of account and documents (including, without limitation, computer tapes and disks) of such Seller relating to Receivables and Related Property owned or to be purchased by the Company hereunder, including, without limitation, the related Contracts and purchase orders and other agreements and (B) following the termination of the appointment of US Foodservice as Servicer or of such Seller as a Servicing Party with respect to the Receivables, to be present at the offices and properties of such Seller to administer and control the collection of amounts owing on the Purchased Receivables and (ii) the Company, or any of its agents or representatives, or the Trustee (upon the giving of appropriate notice to the Company) to visit the properties of such Seller for the purpose of examining such records, books of account and documents, and to discuss the affairs, finances and accounts of such Seller relating to the Receivables or such Seller's performance hereunder with any of its officers or directors and with its independent certified public accountants.

          (f) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Such Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and the Receivables Property in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information which, in each case, in the reasonable discretion of the Company, are necessary or advisable for the collection of all Receivables and the Receivables Property (including, without limitation, records adequate to permit the daily identification of each new
     Receivable and all Collections of and adjustments to each existing Receivable).

          (g) PERFORMANCE AND COMPLIANCE WITH POLICIES, RECEIVABLES AND CONTRACTS. Such Seller will (i) perform its obligations in accordance with and comply in all material respects with the Policies, as amended from time to time in accordance with the Transaction Documents and (ii) at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Receivables and the Contracts related to the Receivables and Related Property and all purchase orders and other agreements related to such Receivables and Related Property.

          (h) OBLIGATIONS. Such Seller shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its other obligations of whatever nature, except where (a) the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on its books, or (b) the failure to so pay, discharge or satisfy all such obligations would not, in the aggregate, be reasonably likely to have a Material Adverse Effect in respect of such Seller and would not subject any of its properties to any Lien prohibited by subsection 5.03(b).

          (i) LOCATION OF RECORDS. Such Seller will keep its principal place of business and chief executive office, and the offices where it keeps its records concerning the Receivables, all Receivables Property, all Contracts and purchase orders and other agreements related to such Receivables (and all original documents relating thereto), at the address(es) of such Seller referred to in Schedule II or, upon 30 days' prior written notice to the Company, at such other locations in jurisdictions where all action required by subsection 5.01(r) shall have been taken and completed; PROVIDED, HOWEVER, that the Rating Agency Condition shall have been satisfied with respect to any changes in location of such Seller's principal place of business or chief executive office and such location is not in a state which is within the Tenth Circuit unless it delivers an opinion of counsel reasonably acceptable to the Rating Agencies to the effect that OCTAGON GAS SYSTEMS, INC. V. RIMMER, 995 F.2d 948 (10th Cir. 1993), is no longer controlling precedent in the Tenth Circuit.

          (j)  FURNISHING COPIES, ETC.  Such Seller shall furnish to the Company
     (i) upon the Company's request, a certificate of the chief financial officer of such Seller certifying, as of the date thereof, that no Purchase Termination Event has occurred and is continuing and setting forth the computations used by the chief financial officer of such Seller in making such determination; (ii) as soon as possible and in any event within two Business Days after a Responsible Officer of such Seller becomes aware of the occurrence of any Purchase Termination Event or Potential Purchase Termination Event, a statement of a Responsible Officer of such Seller setting forth details of such Purchase Termination Event or Potential Purchase Termination Event and the action that such Seller proposes to take or has taken with respect thereto; (iii) promptly after obtaining knowledge that a

     Receivable was, at the time of the Company's purchase thereof, not an Eligible Receivable, notice thereof; (iv) promptly after obtaining knowledge of any threatened action or proceeding affecting such Seller or its Subsidiaries before any court, governmental agency or arbitrator that may reasonably be expected to materially and adversely affect the enforceability of this Agreement and the other Transaction Documents, notice of such action or proceeding; and (v) promptly following the Company's request therefor, such other information, documents, records or reports with respect to the Receivables or the related Contracts or the conditions or operations, financial or otherwise, of such Seller, as the Company may from time to time reasonably request.

          (k) OBLIGATION TO RECORD AND REPORT. Such Seller shall, to the fullest extent permitted by GAAP and by applicable law, record each purchase of the Purchased Receivables as a sale on its books and records, reflect each purchase of Purchased Receivables in its financial statements and tax returns as a sale and recognize gain or loss, as the case may be, on each purchase of Purchased Receivables.

          (l) CONTINUING COMPLIANCE WITH THE UNIFORM COMMERCIAL CODE. Such Seller shall, without limiting the requirements of subsection 5.01(r), at its expense, preserve, continue, and maintain or cause to be preserved, continued, and maintained the Company's valid and properly perfected title to each Receivable and the Receivables Property purchased hereunder, including, without limitation, filing or recording UCC financing statements in each relevant jurisdiction.

          (m) PROCEEDS OF RECEIVABLES. Such Seller shall use all reasonable efforts to cause all payments made by Obligors in respect of Purchased Receivables and Related Property to be made in accordance with subsection 2.3(a) of the Servicing Agreement.

          (n) LOCKBOX AGREEMENTS. Such Seller shall, on or prior to the date of this Agreement, deliver to the Company a Lockbox Agreement, duly countersigned and agreed to by each bank holding a Lockbox Account of such Seller or, if any such bank fails to agree to the terms thereof, by such other bank as shall agree to become a Lockbox Processor for such Seller on the terms and conditions set forth in such Lockbox Agreement.

          (o) TAXES. Such Seller will file all tax returns and reports required by law to be filed by it and will pay all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

          (p) SEPARATE CORPORATE EXISTENCE OF THE COMPANY. Such Seller hereby acknowledges that the Trustee and the Investor Certificateholders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Company's identity as a legal entity separate from the Sellers and all other RS Persons and that the Trustee and the Investor Certificateholders would be prejudiced by any substantive consolidation of the Company with any Seller. Therefore, from and after the date hereof, such Seller will take (or refrain from taking, as the case may be) such actions, and will cause each other RS Person it controls to take (or refrain from taking, as the case may be) such actions, as shall be required in order that:

                (i) No RS Person will pay the Company's operating expenses and liabilities, recognizing, however, that certain organizational expenses of the Company and expenses relating to creation and initial implementation of the securitization program contemplated by the Transaction Documents have been or shall be paid by such Seller.

               (ii) Each RS Person will conduct its business at offices segregated from the Company's offices. If office space is leased from any RS Person, a separate written lease on arm's-length terms will be in effect at a market rental rate.

              (iii) Each RS Person will maintain corporate records and books of account separate from those of the Company and telephone numbers, mailing addresses, stationery and other business forms that are separate and distinct from those of the Company.

               (iv) Any financial statements of any RS Person which are consolidated to include the Company will contain a detailed note substantially in the form, and to the effect, of the note set forth on Annex 1.

                (v) The Company's assets will be maintained in a manner that facilitates their identification and segregation from those of such Seller and the other RS Persons.

               (vi) Each RS Person will strictly observe corporate formalities in its dealings with the Company, and funds or other assets of the Company will not be commingled or pooled with those of any RS Person. No RS Person will maintain joint bank accounts with the Company or other depository accounts with the Company to which any RS Person has independent access.

              (vii) Any transaction between the Company and any RS Person will be fair and equitable to the Company, will be the type of transaction which would be entered into by a prudent Person in the position of the Company with an RS Person, and will be on terms which are at least as favorable to the Company as may be obtained from a Person which is not an RS Person, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (vii).

             (viii) No RS Person will hold itself out, or permit itself to be held out, as having agreed to pay or be liable for the debts of the Company.

               (ix) The duly elected Board of Directors of the Company and the Company's duly appointed officers shall at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Company.

                (x) such Seller shall comply with those procedures described in the Specified Bankruptcy Opinion Provisions which are applicable to such Seller, except, in each case above, for such failure to take actions or refrain from taking actions that are, in the aggregate, not material.

          (q) DEPOSITS IN PROGRAM ACCOUNTS. Such Seller shall use all reasonable efforts to minimize the deposit of any funds other than Collections in any of the Lockbox Accounts, any of the Eligible Segregated Accounts, the Collection Concentration Account and the Collection Account.

          (r)  FURTHER ACTION EVIDENCING PURCHASES.

                (i) Such Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Company may reasonably request, to protect or more fully evidence the Company's ownership, right, title and interest in the Receivables and Receivables Property sold by such Seller and its rights under the Contracts with respect thereto, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, such Seller will upon the request of the Company
          (A) execute and file, in accordance with the provisions of the UCC of the applicable jurisdiction, continuation statements with respect to all financing statements filed in connection with the transactions contemplated hereby, as well as such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or, in the reasonable opinion of the Company, desirable, (B) indicate on its books and records (including, without limitation, master data processing records) that the Receivables and Receivables Property have been sold and assigned to the Company and, in turn, the Company has sold and assigned its interest therein to the Trustee, and provide to the Company, upon request, copies of any such records, (C) contact customers to confirm and verify Receivables and (D) obtain the agreement of any Person having a Lien on any Receivables owned by such Seller (other than any Lien created or imposed hereunder or under the Pooling Agreement or any Permitted Lien) to release such Lien upon the purchase of any such Receivables by the Company.

               (ii) Such Seller hereby irrevocably authorizes the Company and the Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Receivables and Receivables Property sold or to be sold by such Seller, without the signature of such Seller where permitted by law.

              (iii) If such Seller fails to perform any of its agreements or obligations under this Agreement, the Company or its assignees may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Company incurred in connection therewith shall be payable by such Seller as provided in
          Section 9.06.

               (iv) Such Seller agrees that, whether or not a Purchase Termination Event has occurred:

                     (A) the Company (and its assignees) shall have the right at any time to notify, or require that such Seller at its own expense notify, the respective Obligors of the Company's ownership of the Purchased Receivables and Receivables Property and may direct that payment of all amounts due or to become due under the Purchased Receivables be made directly to the Company or its designee;

                     (B) such Seller shall, upon the Company's written request and at such Seller's expense, (I) assemble all of such Seller's documents, instruments and other records (including credit files and computer tapes or disks) that (A) evidence or will evidence or record Receivables sold by such Seller and (B) are otherwise necessary or desirable to effect Collections of such Purchased Receivables (collectively, the "DOCUMENTS") and (II) deliver the Documents to the Company or its designee at a place designated by the Company. In recognition of such Seller's need to have access to any Documents which may be transferred to the Company hereunder, whether as a result of its continuing business relationship with any Obligor for Receivables purchased hereunder or as a result of its responsibilities as a Sub-Servicer, the Company hereby grants to such Seller an irrevocable license to access the Documents transferred by such Seller to the Company and to access any such transferred computer software in connection with any activity arising in the ordinary course of such Seller's business or in performance of such Seller's duties as a Servicing Party, PROVIDED that such Seller shall not disrupt or otherwise interfere with the Company's use of and access to the Documents and its computer software during such license period;

                     (C) such Seller hereby grants to the Company an irrevocable power of attorney (coupled with an interest) to take any and all steps in such Seller's name necessary or desirable, in the reasonable opinion of the Company, to collect all amounts due under the Purchased Receivables, including, without limitation, endorsing such Seller's name on checks and other instruments representing Collections, enforcing the Purchased Receivables and exercising all rights and remedies in respect thereof; and

                     (D)  upon written request of the Company, such Seller will
               (I) deliver to the Company or a party designated by the Company all licenses, rights, computer programs, related material, computer tapes, disks, cassettes and data necessary to the immediate collection of the Purchased Receivables by the Company, with or without the participation of such Seller (excluding software licenses which by their terms are not permitted to be so delivered, PROVIDED that such Seller shall use reasonable efforts to obtain consent of the relevant licensor to such delivery) and
               (II) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Company.

          (s) LEGEND REQUIREMENT FOR CHATTEL PAPER. Such Seller agrees (i) at all times, with respect to chattel paper, to comply with the procedures set forth in Schedule 3 to the Pooling Agreement and (ii) that any Receivable that constitutes or is evidenced by "chattel paper" as defined in Article 9 of the UCC as in effect in the Relevant UCC State shall bear a legend stating that such Receivable has been sold to the Company and conveyed to the Trust.

          (t) COMPUTER FILES. Such Seller shall, at its own cost and expense, retain the ledger used by such Seller as a master record of the Obligors and retain copies of all documents relating to each Obligor as custodian and agent for the Company and other Persons with interests in the Purchased Receivables and mark the computer tape or other physical records of the Purchased Receivables to the effect that interests in the Purchased Receivables existing with respect to the Obligors listed thereon have been sold to the Company and that the Company has sold an interest therein and, subsidiarily, has granted a security interest therein.

          Section 5.02. REPORTING REQUIREMENTS. Each Seller shall furnish to the Company and its assigns from the date hereof until the Purchase Termination Date shall have occurred with respect to such Seller and until there are no amounts outstanding with respect to Purchased Receivables previously sold by such Seller to the Company:

          (a) COMPLIANCE CERTIFICATE. Not later than 95 days after the end of each fiscal year and not later than 50 days after the end of each of the first three fiscal quarters of each fiscal year, a certificate of a Responsible Officer of such Seller stating that, to the best of such Responsible Officer's knowledge, such Seller during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Transaction Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Purchase Termination Event or Potential Purchase Termination Event except as specified in such certificate;

          (b) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event which such Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which such Seller receives from the Pension Benefit Guaranty Corporation if, in each case, such report or notice relates to an event or condition that could reasonably be expected to give rise to a Termination Notice, an Early Amortization Event or a Material Adverse Effect;

          (c) TERMINATION EVENTS: OTHER MATERIAL EVENTS. As soon as possible and in any event within two Business Days after a Responsible Officer of such Seller obtains knowledge of each Purchase Termination Event, Potential Purchase Termination Event, Servicer Default, Potential Servicer Default or any other event that has a material likelihood of having a Material Adverse Effect with respect to a Seller, a written statement of a Responsible Officer of such Seller setting forth details of such event and the action that such Seller proposes to take with respect thereto; and

          (d) OTHER. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of such Seller as the Company may from time to time reasonably request in order to protect the interests of the Company under or as contemplated by the Transaction Documents.

          Section 5.03. NEGATIVE COVENANTS. Each Seller covenants that, until the Purchase Termination Date shall have occurred with respect to such Seller and there are no amounts outstanding with respect to Purchased Receivables previously sold by such Seller to the Company:

          (a) RECEIVABLES TO BE ACCOUNTS, GENERAL INTANGIBLES OR CHATTEL PAPER. Such Seller will take no action to cause any Receivable to be evidenced by any "instrument" other than, provided that the procedures set forth in Schedule 3 to the Pooling Agreement are fully implemented with respect thereto, an instrument which together with a security agreement constitutes "chattel paper" (each as defined in the UCC as in effect in the Relevant UCC State). Such Seller will take no action to cause any Receivable to be anything other than an "account", "general intangible" or "chattel paper" (each as defined in the UCC as in effect in the Relevant UCC State).

          (b) SECURITY INTERESTS. Except for the conveyances hereunder and as provided below, such Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any other Lien on any Receivable or Receivables Property, whether now existing or hereafter created, or any interest therein; such Seller will immediately notify the Company of the existence of any other Lien on any Receivable or Receivables Property; and such Seller shall defend the right, title and interest of the Company in, to and under the Receivables or Receivables Property, whether now existing or hereafter created, against all claims of third parties claiming through or under such Seller; PROVIDED, HOWEVER, that nothing in this subsection 5.03(b) shall prevent or be deemed to prohibit such Seller from suffering to exist upon any of the Receivables any Permitted Lien or any security interest granted prior to the date hereof pursuant to the Original Rykoff RSA or the USFAR RSA.

          (c) EXTENSION OR AMENDMENT OF RECEIVABLES; INELIGIBLE RECEIVABLES. Such Seller will not extend, rescind, cancel, make any Dilution Adjustment to, amend or otherwise modify, or attempt or purport to extend, rescind, cancel, make any Dilution Adjustment to, amend or otherwise modify, the terms of any Purchased Receivables, or otherwise take any action to cause, or which would permit, a Receivable that was designated as an Eligible Receivable on the Payment Date relating to such Receivable to cease to be an Eligible Receivable, except in any such case (a) in accordance with the terms of the Policies, (b) as required by any Requirement of Law or (c) in the case of Dilution Adjustments (whether or not permitted by any other clause of this sentence), upon making a Seller Adjustment Payment pursuant to Section 2.05.

          (d) CHANGE IN CREDIT AND COLLECTION POLICIES. Such Seller will not make or permit to be made any change in its Policies in any material respect that is materially adverse to the interests of the Company or its assigns (including the Trustee and the Investor Certificateholders).

          (e) PLACE OF BUSINESS, ETC. Such Seller will not change its principal place of business or chief executive office from the location listed in subsection 4.02(k) or change the location of its records relating to the Receivables and Receivables Property from those specified on
     Schedule II, unless in any such event such Seller shall have given the Company at least thirty days' prior written notice thereof fully in accordance with the terms and provisions of subsection 5.01(i) and shall have taken all action necessary or reasonably requested by the Company to amend its existing financing statements and continuation statements so that they are not misleading and to file additional financing statements in all applicable jurisdictions to perfect the interests of the Company in all of the Receivables and Receivables Property.

          (f) CHANGE IN NAME. Such Seller will not change its name, identity or corporate structure in any manner which would or might make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of
     Section 9-402(7) of the UCC, or impair the perfection of the Company's interest in any Receivable under any other similar law, without having (i) delivered 30 days' prior written notice to the Company, the Servicer and the Trustee and (ii) taken all action required by subsection 5.01(a).

          (g) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Such Seller shall not instruct the Obligor on any Receivables to make payments with respect to such Receivables and the Receivables Property with respect thereto other than to the places listed in Schedule III (or to the Collection Concentration Account or the Collection Account).

          (h) ACCOUNTING CHANGES. Such Seller shall not make any material change (i) in accounting treatment and reporting practices except as permitted or required by GAAP, (ii) in tax reporting treatment except as permitted or required by law, in any case, as disclosed in the notes to the financial statements delivered pursuant to Section 5.02, or otherwise,
     (iii) in the calculation or presentation of financial and other information contained in other reports delivered hereunder, or (iv) in any financial policy of such Seller if such change could have a material adverse effect on the Receivables taken as a whole or the collection thereof.

          (i) BUSINESS OF SELLERS. Such Seller shall not fail to maintain and operate the business currently conducted by such Seller and business activities reasonably incidental or related thereto in substantially the manner in which it is presently conducted and operated if such failure would change in any material respect the character of its business and such change would be adverse to the interest of the Company or its assigns (including the Trustee and the Investor Certificateholders), except (x) if such change is necessary under any Requirement of Law, (y) if such change would not reasonably be expected to have a Material Adverse Effect with respect to the Servicer or (z) the Rating Agency Condition is satisfied with respect thereto. Without limiting the generality of the foregoing, such Seller (A) shall not engage in the business of purchasing "livestock" in "cash sales" (each as defined in the Packers and Stockyards Act of 1921, as amended) and (B) shall not become a "live poultry dealer" that obtains "poultry" by purchase in "cash sales" or by "poultry growing arrangement" (each as defined in the Poultry Producers Financial Protection Act of
     1987).


                                   ARTICLE VI
                           PURCHASE TERMINATION EVENTS

          Section 6.01. PURCHASE TERMINATION EVENTS. If, with respect to any Seller, any of the following events (each, a "PURCHASE TERMINATION EVENT" with respect to such Seller) shall have occurred and be continuing:

          (a) The Seller shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two Business Days; or

          (b) There shall have occurred (i) an Early Amortization Event set forth in Section 7.1 of the Pooling Agreement or (ii) the Amortization Period with respect to all outstanding Series shall have occurred and be continuing; or

          (c) Any representation or warranty made or deemed to be made by such Seller or any of its officers under or in connection with any Transaction Document, Monthly Settlement Statement or other information, statement, record, certificate, document or report delivered pursuant to a Transaction Document shall prove to have been false or incorrect in any material respect when made or deemed made (including in each case by omission of material information necessary to make such representation, warranty, certificate or statement not misleading); PROVIDED, that no such event shall constitute a Purchase Termination Event unless such event shall continue unremedied for a period of 30 days from the earlier of (A) the date any Responsible Officer of such Seller obtains knowledge thereof and
     (B) the date such Seller receives notice of the incorrectness of such representation or warranty from the Company, the Servicer or the Trustee; PROVIDED, FURTHER, that a Purchase Termination Event shall not be deemed to have occurred under this paragraph (c) based upon a breach of any representation or warranty set forth in Section 4.02 with respect to any Receivable if the Sellers shall have complied with the provisions of subsection 2.06, as the case may be, with respect to such Receivable; or

          (d) Such Seller shall fail to perform or observe any other term, covenant or agreement contained in subsection 5.01(d), (g) or (h) or
     Section 5.03 of this Agreement on its part to be performed or observed and any such failure shall remain unremedied for five Business Days; PROVIDED, that a Purchase Termination Event shall not be deemed to have occurred under this paragraph (d) based upon a breach of any covenant set forth in subsection 5.01(d), (g) or (h) or Section 5.03 with respect to any Receivable if the Sellers shall have complied with the provisions of subsection 2.06, as the case may be, with respect to such Receivable; or

          (e) Such Seller shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for a period of 30 days from the earlier of (A) the date any Responsible Officer of such Seller obtains knowledge of such failure and (B) the date such Seller receives notice thereof from the Company, the Servicer or the Trustee; or

          (f) Any Transaction Document to which such Seller is a party shall cease, for any reason, to be in full force and effect, or RS, US Foodservice or such Seller shall so assert in writing, or the Company shall fail to have a valid and perfected first priority ownership or security interest in the Receivables and the Receivables Property; or

          (g) (i) such Seller shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or such Seller shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against such Seller any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against such Seller or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) such Seller or any of its respective Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) such Seller shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (h) US Foodservice has been terminated as Servicer following a Servicer Default with respect to US Foodservice under the Servicing Agreement; or

          (i) a Responsible Officer of RS receives notice or becomes aware that a notice of Lien has been filed by the PBGC against any Seller, the Company or the Trust under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies;

then, (x) in the case of any Purchase Termination Event with respect to any Seller described in paragraph (b)(i), (g) and (i) above, the obligation of the Company to purchase Receivables from such Seller shall thereupon automatically terminate without further notice of any kind, which is hereby waived by such Seller, (y) in the case of any Purchase Termination Event with respect to any Seller described in paragraph (b)(ii) above, the obligation of the Company to purchase Receivables from such Seller shall thereupon terminate without notice of any kind, which is hereby waived by such Seller, unless both the Company and such Seller agree in writing that such event shall not trigger an Early Termination hereunder and (z) in the case of any other Purchase Termination Event with respect to any Seller, so long as such Purchase Termination Event shall be continuing, the Company may terminate its obligation to purchase Receivables from such Seller by written notice to such Seller (any termination with respect to any Seller pursuant to clause (x), (y) or (z) of this Article VI is herein called an "EARLY TERMINATION" with respect to such Seller); PROVIDED, HOWEVER, that in the event of an involuntary petition or proceeding as described in paragraphs (g)(ii) and (g)(iii) above, the Company shall not purchase Receivables from such Seller until such time, if any, as such involuntary petition or proceeding has been dismissed, PROVIDED that such dismissal shall have occurred within 60 days of the filing of such petition or the commencement of such proceeding.

          Section 6.02. ADDITIONAL REMEDIES. Upon the occurrence of any Purchase Termination Event, the Company shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a Purchase Termination Event shall not deny to the Company any remedy (in addition to termination of the Company's obligation to purchase Receivables from any relevant Seller or Sellers) to which the Company may be otherwise appropriately entitled, whether by statute or other applicable law, at law or in equity.


                                   ARTICLE VII
                                 INDEMNIFICATION

          Section 7.01. INDEMNITIES BY THE SELLERS. Without limiting any other rights that the Company may have hereunder or under applicable law and subject to Section 2.06, each Seller hereby agrees to pay, indemnify and hold the Company harmless from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs (including reasonable attorneys' fees), expenses and disbursements of any kind or nature whatsoever (a) which may at any time be imposed on, incurred by or asserted against the Company in any way relating to, arising out of or resulting from this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Company under or in connection with any of the foregoing or in respect of any

Receivable or (b) which would not have been imposed on, incurred by or asserted against the Company but for its having purchased the Receivables hereunder (all such claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses and disbursements being collectively referred to as "INDEMNIFIED AMOUNTS"), PROVIDED that the Sellers shall have no obligation under this Section 7.01 to the Company with respect to Indemnified Amounts (i) to the extent resulting from gross negligence or willful misconduct on the part of the Company, its agents or its assignees or
(ii) resulting from any Obligor's inability to pay an amount due and payable with respect to a Receivable for credit reasons (it being understood that this clause (ii) shall not limit Section 2.05). Without limiting or being limited by the foregoing and subject to Section 2.06, each Seller shall pay on demand to the Company any and all amounts necessary to indemnify the Company from and against any and all Indemnified Amounts relating to or resulting from:

          (a) the transfer by any Seller of any interest in any Receivable or Receivables Property or proceeds thereof;

          (b) reliance on any representation or warranty or statement made or deemed made by any Seller (or any of its officers) under or in connection with this Agreement or in any certificate or report delivered pursuant hereto that, in either case, shall have been false or incorrect in any material respect when made or deemed made;

          (c) the failure by any Seller to comply with any applicable law, rule or regulation of any governmental authority with respect to any Receivable or Receivables Property, or the nonconformity of any Receivable or Receivables Property with any such applicable law, rule or regulation;

          (d) the failure to vest and maintain vested in the Company an ownership interest in any Receivable or Receivables Property, free and clear of any Lien, other than a Lien arising under the Transaction Documents, whether existing at the time of the purchase of such Receivable or Receivables Property or at any time thereafter;

          (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or Receivables Property of any Seller;

          (f) any dispute, claim, offset or defense (other than discharge in bankruptcy of a Seller) of the Obligor to the payment of any Receivable of any Seller (including, without limitation, a defense based on such Receivable or the related Contract not being fully enforceable against the Obligor in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to any such Receivable or the furnishing or failure to furnish such merchandise or services;

          (g) any failure of any Seller to perform its duties or obligations under this Agreement or the Transaction Documents;

          (h) any products liability claim arising out of or in connection with merchandise, insurance or services that are the subject of any Receivable or Receivables Property;

          (i) the commingling of Collections of Receivables at any time with other funds of any Seller;

          (j) any claim involving environmental liability that relates to any property that has been, is now or hereafter will be owned, leased, operated or otherwise used by any Seller;

          (k) any tax or governmental fee or charge (but not including franchise taxes and taxes upon or measured by net income of the Company), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any Receivable or Receivables Property, or any interest therein or in any goods which secure any such Receivables, any Receivables Property or any other rights or assets transferred hereunder; and

          (l) any investigation, litigation or proceeding related to this Agreement or in respect of any Receivable or Receivables Property of any Seller.

          Notwithstanding the foregoing, no Seller shall under any circumstances be required to indemnify the Company for any Indemnified Amounts that result from any delay in the collection of any Receivables or any default by an Obligor with respect to any Receivables. The agreements set forth in this Section 7.01 shall survive the collection of all Receivables, the termination of this Agreement and the payment of all amounts payable hereunder.

          Section 7.02. INDEMNITIES BY THE COMPANY. Without limiting any other rights that the Sellers may have hereunder or under applicable law, the Company hereby agrees to indemnify each Seller from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) arising out of or resulting from such Seller's reliance on any representation or warranty made by the Company in this Agreement or in any certificate delivered pursuant hereto that, in either case, shall have been false or incorrect in any material respect when made or deemed made.

                                  ARTICLE VIII
                               SUBORDINATED NOTE

          Section 8.01. SUBORDINATED NOTE. (a) On the initial Effective Date, contemporaneously with the sale of Receivables by Rykoff Funding and USFAR to the Company provided for in subsection 2.01 of the SPC Receivables Sale Agreement and the assumption by the Company of Rykoff Funding's and USFAR's obligations under the Existing Rykoff Subordinated Note and the Existing USFAR Subordinated Note, respectively, pursuant to the RS Transition Agreement and the USFAR Transition Agreement, respectively, the Company shall issue to the Sellers a subordinated note substantially in the form of Exhibit A hereto (as amended, supplemented or otherwise modified from time to time, the "SUBORDINATED NOTE").

          (b) The initial aggregate principal amount of the Subordinated Note (the "INITIAL SUBORDINATED NOTE AMOUNT") shall be equal to the sum of the Existing Rykoff Subordinated Note Amount and the Existing USFAR Subordinated Note Amount. The portion of the Subordinated Note representing the assumption of the Existing Rykoff Subordinated Note Amount shall be allocated among the RS Sellers in the same proportion that the aggregate outstanding principal amount of the Existing Rykoff Subordinated Note had been allocated among such RS Sellers immediately prior to the cancellation thereof pursuant to the RS Transition Agreement, and the portion of the Subordinated Note representing the assumption of the Existing USFAR Subordinated Note Amount shall be allocated among the USFAR Sellers in the same proportion that the aggregate outstanding principal amount of the Existing USFAR Subordinated Note had been allocated among such USFAR Sellers immediately prior to the cancellation thereof pursuant to the USFAR Transition Agreement, in each case by the Servicer. The Servicer may evidence such allocations by recording the amount thereof on the grid attached to the Subordinated Note; PROVIDED that the failure to make any such recordation or any error in such grid shall not adversely affect any Seller's rights thereunder.

          (c) Following the initial Effective Date, the aggregate principal amount of the Subordinated Note at any time shall be equal to the difference between (i) the sum of the Initial Subordinated Note Amount and each addition to the principal amount of the Subordinated Note with respect to each Seller pursuant to Section 2.03 as of such time and (ii) the aggregate amount of all payments made in respect of the principal of the Subordinated Note as of such time. All payments made in respect of the Subordinated Note shall be allocated among the Sellers by the Servicer and shall be allocated FIRST, to pay accrued and unpaid interest thereon, and SECOND, to pay the outstanding principal amount thereof.

          (d) Each Seller's interest in the Subordinated Note shall be equal to the sum of (i) the initial allocation to such Seller of the Existing Rykoff Subordinated Note Amount or the Existing USFAR Subordinated Note Amount, as the case may be, made by the Servicer in accordance with subsection 8.01(b) and (ii) each addition to the Subordinated Note allocated to such Seller pursuant to subsection 2.03(c), LESS (iii) the sum of each repayment thereof allocated to such Seller by the Servicer in accordance with subsection 8.01(c). Interest on the outstanding principal amount of the Subordinated Note shall accrue on the last day of each Settlement Period at a rate per annum equal to the ABR plus 2% from and including the initial Effective Date to but excluding the last day of each Settlement Period and shall be paid (x) on each Distribution Date with respect to the principal amount of the Subordinated Note outstanding from time to time during the Settlement Period immediately preceding such Distribution Date and/or (y) on the maturity date thereof. Principal thereunder not paid or prepaid pursuant to the terms thereof shall be payable on the maturity date of the Subordinated Note. Default in the payment of principal or interest under the Subordinated Note shall not constitute a Purchase Termination Event under this Agreement, a Servicer Default under any Servicing Agreement or an Early Amortization Event under the Pooling
Agreement or any Supplement thereto.

          Section 8.02. RESTRICTIONS ON TRANSFER OF SUBORDINATED NOTE. Neither the Subordinated Note, nor any right of any Seller to receive payments thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed.


                                   ARTICLE IX
                                  MISCELLANEOUS

          Section 9.01. AMENDMENT. Neither this Agreement nor any of the terms hereof may be amended, supplemented or modified except in a writing signed by the Company and the Sellers. Any amendment, supplement or modification shall not be effective until the Rating Agency Condition, if applicable, has been satisfied.

          Section 9.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage-prepaid, by facsimile or by overnight courier, (a) in the case of the Company, to it at the address or facsimile number set forth under its name on the signature pages hereof and (b) in the case of all other parties, to such party at the address or facsimile number of the Servicer set forth under its name on the signature pages hereof, or, in the case of the foregoing clause (a) or (b), at such other address or facsimile number as shall be designated by the relevant party in a written notice to the other parties hereto given in accordance with this Section 9.02. All notices and communications provided for hereunder shall be effective, (a) if personally delivered by express mail or courier, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid and (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

          Section 9.03. NO WAIVER; REMEDIES. No failure on the part of the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 9.04. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Sellers and the Company and their respective successors (whether by merger, consolidation or otherwise) and assigns. Each Seller agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder without the prior written consent of the Company. The Sellers acknowledge that the Company shall assign all of its rights hereunder to the Trustee. Each Seller consents to such assignment and agrees that the Trustee and the Holders, to the extent provided in the Pooling Agreement, shall be entitled to enforce the terms of this Agreement and the rights (including, without limitation, the right to grant or withhold any consent or waiver) of the Company directly against such Seller, whether or not a Purchase Termination Event or a Potential Purchase Termination Event has occurred. Each Seller further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all requests and instructions from the Trustee until all amounts due to the Investor Certificateholders are paid in full. The Trustee, on behalf of the Investor Certificateholders, shall have the rights of a third-party beneficiary under this Agreement.

          Section 9.05. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 9.06. COSTS, EXPENSES AND TAXES. In addition to the limited rights of indemnification granted to the Company under Article VII hereof, each Seller agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Company in connection with the negotiation, preparation, execution and delivery of, and any amendment, supplement or other modification to, this Agreement, the other Transaction Documents and any other documents prepared in connection herewith and therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Company with respect thereto and with respect to advising the Company as to its rights and remedies under this Agreement, the other Transaction Documents and any such other documents, and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Transaction Documents and any such other documents. In addition, each Seller agrees to pay any and all stamp and other taxes and governmental fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agree to hold the Company harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees.

          Section 9.07.  WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION;
OTHER WAIVERS. (a) EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF ANY OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (b) Each of the Company and the Sellers hereby irrevocably and unconditionally:

          (i) submits itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 9.02 or at such other address of which the relevant Seller or the Company, as the case may be, shall have been notified pursuant thereto;

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection 9.07(b) any special, exemplary, punitive or consequential damages.

          Section 9.08. INTEGRATION. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

          Section 9.09. CAPTIONS AND CROSS REFERENCES. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise provided herein, references in this Agreement to any "Section," "Exhibit," "Annex" or "Schedule" are to such Section of or Exhibit or Annex or Schedule to this Agreement, as the case may be.

          Section 9.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          Section 9.11. ACKNOWLEDGMENT OF ASSIGNMENTS. Each Seller hereby acknowledges and consents to the assignment by the Company of Receivables and Receivables Property and the rights of the Company under this Agreement pursuant to the Pooling and Servicing Agreements. Each Seller acknowledges that the Company will grant a security interest in the Lockbox Accounts, the Eligible Segregated Accounts, the Collection Concentration Account and the Collection Account to the Trust for the benefit of the Holders. Each Seller agrees to take any action that the Company or the Trust may reasonably request in connection with such assignment or security interest.

          Section 9.12. NO PETITION IN BANKRUPTCY. Each Seller covenants and agrees that prior to the date which is one year and one day after the date of termination of this Agreement pursuant to Section 9.15, it will not institute against or join any other Person in instituting against the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any State of the United States.

          Section 9.13. ADDITION OF SELLERS AND SELLER DIVISIONS. Subject to the terms and conditions hereof, from time to time (a) one or more wholly-owned Subsidiaries of RS may become additional Sellers parties hereto and (b) one or more divisions (each, a "NEW DIVISION") acquired by any Seller after the Closing Date in a transaction with a Person which is not an Affiliate of such Seller may become a division (a "SELLER DIVISION") the receivables originated by which may constitute Eligible Receivables of such Seller. If any such Subsidiary or New Division, as the case may be, wishes to become an additional Seller or a Seller Division, as the case may be, it shall submit a request to such effect in writing to the Company. The Company, in its sole and absolute discretion, may, subject to the terms and provisions of the Pooling and Servicing Agreements, agree to or deny any such request, PROVIDED that, if the Company shall have failed to respond to any such request within 30 days after receipt thereof, such request shall be deemed to have been denied. If the Company shall have agreed to any such request, then (x) in the case of a wholly-owned Subsidiary of RS, such wholly-owned Subsidiary shall become an additional Seller party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in Section 3.02 and the conditions, if any, set forth in the Pooling and Servicing Agreements and (y) in the case of a New Division, such New Division shall become a Seller Division upon satisfaction of the conditions set forth in subsections 3.02(a)(ii), (e), (f), (g), (h), (j), (k) and (l) (in each case, applied to such New Division as if it were an additional Seller) and the conditions set forth in the Pooling and Servicing Agreements (including, without limitation, those referred to in the definition of "Excluded Receivables" contained herein).

          Section 9.14. TREATMENT OF SELLERS OTHER THAN RS; TERMINATION THEREOF. (a) RS hereby covenants and agrees with the Company that RS shall not permit any Seller (other than RS) at any time to cease to be a wholly-owned Subsidiary of RS, except as provided in the following paragraph (b).

          (b) If RS wishes to permit any Seller (other than RS) to cease to be a wholly-owned Subsidiary of RS, then RS shall submit a request (a "SELLER TERMINATION REQUEST") to such effect in writing to the Company, which request shall be accompanied by a certificate prepared by a Responsible Officer of the Servicer indicating the Purchased Receivables Percentage applicable to such Seller as of the date of submission of such request (the "SELLER TERMINATION REQUEST

DATE"). The Company, in its sole and absolute discretion, may, subject to the terms and provisions of the Pooling and Servicing Agreements, consent to or deny any such Seller Termination Request, PROVIDED that, if the Company shall have failed to respond to any such Seller Termination Request within 30 days after receipt thereof, such Seller Termination Request shall be deemed to have been denied. If the Company shall have consented to any such Seller Termination Request, and such consent shall not be in violation of any applicable provision of the Pooling and Servicing Agreements, then the relevant Seller shall be terminated as a Seller hereunder on the date of the consummation of the transaction in connection with which such Seller ceases to be a wholly-owned Subsidiary of RS or, if RS requests in writing that the termination date be a date prior to the consummation of such transaction, such earlier requested date (but in no event more than 30 days prior to the consummation of such transaction); PROVIDED that if an earlier date is so requested, RS or any Subsidiary of RS shall have entered into a valid and legally binding agreement to effect such transaction on or before a date certain; PROVIDED FURTHER that, if the Purchased Receivables Percentage applicable to such Seller as of the relevant Seller Termination Request Date is less than 10%, then the Company shall consent to such Seller Termination Request unless such consent would violate the terms and provisions of the Pooling and Servicing Agreements. From and after the date any such Seller is terminated as a Seller pursuant to this subsection, the Company shall cease buying Receivables and Receivables Property from such Seller. Each such Seller shall be released as a Seller party hereto for all other purposes and shall cease to be a party hereto on such termination date.

          (c) A terminated Seller shall have no further obligation under any Transaction Document, other than to repurchase Receivables previously sold by it to the Company pursuant to Section 2.06.

          Section 9.15. TERMINATION. This Agreement will terminate at such time as (a) an Early Termination shall have occurred with respect to all Sellers hereunder and (b) all Receivables purchased hereunder have been collected, and the proceeds thereof turned over to the Company and all other amounts owing to the Company hereunder shall have been paid in full or, if Receivables sold hereunder have not been collected, such Receivables have become Defaulted Receivables and the Company shall have completed its collection efforts with respect thereto; PROVIDED, HOWEVER, that the indemnities of the Sellers to the Company set forth in this Agreement shall survive such termination and PROVIDED FURTHER that the Company shall remain entitled to receive any collections on Receivables sold hereunder which have become Defaulted Receivables.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE SELLERS:

                                       RYKOFF-SEXTION, INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       JOHN SEXTON & CO.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BIGGERS BROTHERS, INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       WHITE SWAN, INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       F.H. BEVEVINO & COMPANY, INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       ROANOKE RESTAURANT SERVICE, INC.

                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       KING'S FOODSERVICE, INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       US FOODSERVICE OF FLORIDA, INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       US FOODSERVICE OF ATLANTA, INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       THE COMPANY:

                                       RS FUNDING INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address:
                                       3773 Howard Hughes Parkway
                                       Suite 300N
                                       Las Vegas, Nevada  89109
                                       Telephone:  (702) 866-2231
                                       Facsimile:  (702) 866-2244


                                       THE SERVICER:

                                       US FOODSERVICE INC.


                                       By:    /s/
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address:
                                       East Mountain Corporate Center
                                       613 Baltimore Drive
                                       Wilkes-Barre, Pennsylvania  18702
                                       Telephone:  (717) 831-7500
                                       Facsimile:  (717) 822-3719